POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TMK/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and SHARON K. PAPPAS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 13, 1998                     /s/Keith A. Tucker
                                        --------------------------
                                        Keith A. Tucker, President



/s/Ronald K. Richey           Chairman of the Board     May 13, 1998
--------------------                                    ----------------
Ronald K. Richey

/s/Keith A. Tucker            President and Director    May 13, 1998
--------------------          (Principal Executive      ----------------
Keith A. Tucker               Officer)

/s/Theodore W. Howard         Vice President, Treasurer May 13, 1998
--------------------          and Principal Accounting  ----------------
Theodore W. Howard            Officer

/s/Robert L. Hechler          Vice President and        May 13, 1998
--------------------          Principal Financial       ----------------
Robert L. Hechler             Officer

/s/James M. Concannon         Director                  May 13, 1998
--------------------                                    ----------------
James M. Concannon

/s/John A. Dillingham         Director                  May 13, 1998
--------------------                                    ----------------
John A. Dillingham

/s/Linda Graves               Director                  May 13, 1998
--------------------                                    ----------------
Linda Graves

/s/John F. Hayes              Director                  May 13, 1998
--------------------                                    ----------------

John F. Hayes

/s/Glendon E. Johnson         Director                  May 13, 1998
--------------------                                    ----------------
Glendon E. Johnson

/s/William T. Morgan          Director                  May 13, 1998
--------------------                                    ----------------
William T. Morgan

                              Director
--------------------                                    ----------------
William L. Rogers

                              Director
--------------------                                    ----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz        Director                  May 13, 1998
--------------------                                    ----------------
Eleanor B. Schwartz

/s/Frederick Vogel III        Director                  May 13, 1998
--------------------                                    ----------------
Frederick Vogel III

/s/Paul S. Wise               Director                  May 13, 1998
--------------------                                    ----------------
Paul S. Wise


Attest:

/s/Sharon K. Pappas
--------------------------------
Sharon K. Pappas, Vice President
and Secretary